SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

JEWETT-CAMERON TRADING COMPANY, LTD

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110
(Registrant’s telephone No. including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers

On September 16, 2009 Jewett Cameron announced the appointment of Murray G. Smith as Chief Financial Officer.  As a licensed CPA, Murray has led Jewett-Cameron’s Sarbanes-Oxley compliance program the past two years, and will be adding the CFO duties to his role.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Jewett-Cameron Trading Company Ltd. press release dated September 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 17, 2009

JEWETT-CAMERON TRADING COMPANY LTD.

/s/ Donald M. Boone

Donald M. Boone

President/CEO/Director